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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-32946, 333-38486, 333-73592, 333-83646) and the
Registration Statement on Form S-8 (No. 333-34300) of iStar Financial, Inc. of our report dated February 14, 2003, except for Note 17, which is as of March 11, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

New York, NY
March 26, 2003